SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	January 28, 2004

Ridgestone Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-27984	39-1797151
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

13925 West North Avenue, Brookfield, Wisconsin 53005
(Address of principal executive offices, including zip code)

(262)789-1011
(Registrant’s telephone number)

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Ridgestone Financial Services, Inc. press release, dated January 28, 2004.

Item 12.	Results of Operations and Financial Condition.

        On January 28, 2004, Ridgestone Financial Services, Inc. issued a press release announcing financial results for the three and twelve months ended December 31, 2003. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGESTONE FINANCIAL SERVICES, INC.
Dated: January 28, 2004	By: /s/ Christine V. Lake
Christine V. Lake
President and Chief Operating Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number                  Description

(99)	Ridgestone Financial Services, Inc. press release, dated January 28, 2004.